UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 19, 2022

MASTEC, INC.
(Exact Name of Registrant as Specified in Its Charter)

Florida	001-08106	65-0829355
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

800 S. Douglas Road, 12th Floor
Coral Gables, Florida 33134
(Address of Principal Executive Office)

Registrant’s telephone number, including area code (305) 599-1800

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.10 Par Value	MTZ	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

                                                                                                                                                    Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.07	Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting on May 19, 2022. The final voting results for each of the proposals submitted to a vote of the Company’s shareholders at the Annual Meeting are as follows:

Proposal 1:	Election of C. Robert Campbell, Robert J. Dwyer and Ava L. Parker as Class III directors to serve until the 2025 Annual Meeting of Shareholders.

	Votes “For”	Votes Withheld	Broker Non-Votes
C. Robert Campbell	56,928,083	951,475	5,240,522
Robert J. Dwyer	53,318,491	4,561,067	5,240,522
Ava L. Parker	57,691,636	187,922	5,240,522

Proposal 2:	Ratification of the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the 2022 fiscal year.

Votes “For”	Votes “Against”	Abstentions or Votes Withheld	Broker Non-Votes
62,763,303	292,495	64,282	0

Proposal 3:	Approval of a non-binding advisory resolution regarding the compensation of the Company’s named executive officers.

Votes “For”	Votes “Against”	Abstentions or Votes Withheld	Broker Non-Votes
54,716,147	3,046,557	116,854	5,240,522

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MASTEC, INC.

Date: May 23, 2022	By:	/s/ Alberto de Cardenas
Alberto de Cardenas
Executive Vice President, General Counsel and Secretary